UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

BUSCAR COMPANY
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-174872	27-3191889
(Commission File No.)	(IRS Employer Identification No.)

4766 ADMIRALTY WAY, MARINA DEL REY, CA 90292111
(Address of principal executive offices) (zip code)

(661) 418-7842
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

(1) The Company will begin operating a thoroughbred racing stable. The Company will acquire, own, manage, train, and race thoroughbreds throughout the United States. The Company will operate the stables through subsidiaries in each individual state that the Company desires to race thoroughbreds. Currently, the Company is analyzing thoroughbreds in New York, Florida, Kentucky and California. As part of these, the Company will cease operating its natural resource operations.

(2) The Company is also contemplating filing a Form 15 to deregister the Company as a reporting entity with the SEC. If the Company files a Form 15 it would intend to file financial information through the alternative method with OTC Markets.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Buscar Company

Dated: August 13, 2015	By:	/s/ Anastasia Shishova
	Name:	Anastasia Shishova
	Title:	CEO